                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

           --------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) SEPTEMBER 22, 1999

                                  CYGNUS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                  0-18962                  94-2978092
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File         (IRS Employer
of incorporation)                 Number)                  Identification No.)

               400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA         94063-4719
-------------------------------------------------------------------------------
                 (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (650) 369-4300
                                                   ----------------------------

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On September 22, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that its 7-day 17B-Estradiol transdermal hormone replacement therapy patch was cleared for marketing by the United States Food and Drug Administration (FDA).

         On September 28, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.2, announcing that it has been awarded a Phase I Small Business Innovative Research (SBIR) grant for "High Performance Biosensor Electrode Materials" from the National Institute of Diabetes and Digestive and Kidney Diseases division of the National Institutes of Health (NIH).

         On September 29, 1999, Cygnus, Inc. issued 361,174 shares of its common stock for $4 million to Cripple Creek Securities, LLC ("Cripple Creek"), pursuant to its Structured Equity Line Flexible Financing Agreement with Cripple Creek, dated as of June 30, 1999, as amended by Amendment No. 1 to Structured Equity Line Flexible Financing Agreement dated as of September 29, 1999, attached hereto as Exhibit 1.1, the contents of which are incorporated herein by reference. The number of shares issued to Cripple Creek may be increased in accordance with the terms of such agreement.

         Also on September 29, 1999, Cygnus, Inc. received $3 million for the issuance of $3 million aggregate principal amount of its convertible debentures and five-year warrants to purchase approximately 135,624 shares of its common stock (subject to adjustment).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         EXHIBIT NUMBER
         --------------
              1.1      Amendment No. 1 to Structured Equity Line Flexible
                       Financing Agreement dated as of September 29, 1999,
                       by and between Cygnus, Inc. and Cripple Creek
                       Securites, LLC.

              99.1     Press Release by Cygnus, Inc. dated September 22,
                       1999 referred to in Item 5 above.

              99.2     Press Release by Cygnus, Inc. dated September 28,
                       1999 referred to in Item 5 above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CYGNUS, INC.

Date:    October 7, 1999                By:      /s/ Barbara G. McClung
                                                 --------------------------
                                                 Barbara G. McClung
                                                 Senior Vice President
                                                 and General Counsel

                                  EXHIBIT INDEX

    EXHIBIT                                                                                           SEQUENTIALLY
     NUMBER        DESCRIPTION:                                                                       NUMBERED PAGE
    -------        ------------                                                                     ---------------
       1.1         Amendment No. 1 to Structured Equity Line Flexible Financing Agreement dated           5
                   as of September 29, 1999, by and between Cygnus, Inc. and Cripple Creek
                   Securites, LLC.

      99.1         Press Release by Cygnus, Inc. dated September 22, 1999 referred to in Item 5           9
                   above.

      99.2         Press Release by Cygnus, Inc. dated September 28, 1999 referred to in Item 5          11
                   above.








                                       4